UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
December 13, 2022
Date of Report (date of Earliest Event Reported)
NEWTEK BUSINESS SERVICES CORP.
(Exact Name of Company as Specified in its Charter)

Maryland	814-01035	46-3755188
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

4800 T Rex Avenue, Suite 120, Boca Raton, Florida 33431
(Address of principal executive offices and zip code)

(212) 356-9500
(Company’s telephone number, including area code)

(Former name or former address, if changed from last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.02 per share	NEWT	Nasdaq Global Market LLC
5.75% Notes due 2024	NEWTL	Nasdaq Global Market LLC
5.50% Notes due 2026	NEWTZ	Nasdaq Global Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits), including statements regarding Newtek Business Services Corp.’s (“Newtek” or the “Company”) beliefs, expectations, intentions or strategies for the future, may be forward-looking statements. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Newtek’s actual results to differ from management's current expectations are contained in Newtek’s filings with the Securities and Exchange Commission. Newtek undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

Item 1.01.      Entry Into a Material Definitive Agreement
On December 12, 2022, Newtek Business Services Corp. (the “Company”) entered into Amendment No. 3 (the “Amendment”) to the Stock Purchase Agreement with the National Bank of New York City (“NBNYC”) and certain NBNYC shareholders (the “Sellers”), pursuant to which the Company will acquire all of the issued and outstanding stock of NBNYC, subject to satisfaction of the remaining closing conditions. The purpose of the Amendment was to extend from January 3, 2022 to January 23, 2023, the right of the Company and the Sellers to terminate the Stock Purchase Agreement if the Stock Purchase has not occurred.
The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment which will be filed as an exhibit to the Company’s Form 10-K for the period ending December 31, 2022 and is incorporated herein by reference.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities
Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

(d)  Exhibits.

Exhibit Number	Description

101	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWTEK BUSINESS SERVICES CORP.

Date: December 13, 2022	By:	/S/ BARRY SLOANE
Barry Sloane
Chief Executive Officer, President and Chairman of the Board